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                                                                  Exhibit 10.18

                          REGISTRATION RIGHTS AGREEMENT

                          DATED AS OF DECEMBER 12, 1996

                                  BY AND AMONG

                                 YOUNG & RUBICAM
                                  HOLDINGS INC.

                              YOUNG & RUBICAM INC.,
                             A NEW YORK CORPORATION

                              YOUNG & RUBICAM INC.,
                             A DELAWARE CORPORATION

                               HELLMAN & FRIEDMAN
                           CAPITAL PARTNERS III, L.P.,

                         H&F ORCHARD PARTNERS III, L.P.

                      H&F INTERNATIONAL PARTNERS III, L.P.

                       CERTAIN OTHER PARTIES LISTED HEREIN

                                       AND

                           THE MANAGEMENT VOTING TRUST
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                          REGISTRATION RIGHTS AGREEMENT


                  This Registration Rights Agreement (this "Agreement") is entered into as of December 12, 1996 by and among Young & Rubicam Holdings Inc., a New York corporation ("Holdings"), Young & Rubicam Inc., a New York corporation ("Y&R NY"), Young & Rubicam Inc., a Delaware corporation ("Y&R DEL"), Hellman & Friedman Capital Partners III, L.P., a California limited partnership ("HFCP"), H&F Orchard Partners III, L.P., a California limited partnership, H&F International Partners III, L.P., a California limited partnership, American Media Management, Inc. and H. Irving Grousbeck (such California partnerships and other entity and individual, collectively with HFCP, the "HFCP Investors"), and the Management Voting Trust (the "Management Voting Trust") established as of the date hereof between certain individuals and Peter Georgescu, Alan Sheldon, Stephanie Abramson, Tom Bell, Mike Dolan, Mitch Kurz, John McGarry and Ed Vick as voting trustees. Capitalized terms used in this Agreement without separate definition shall have the respective meanings accorded to them in the Contribution Agreement.

                  WHEREAS, Holdings, Y&R NY, Y&R DEL, Young & Rubicam L.P., a Delaware limited partnership (the "Partnership"), and the HFCP Investors have entered into a Contribution Agreement, dated October 30, 1996 (the "Contribution Agreement"), setting forth the terms and conditions of an investment by the HFCP Investors in the common stock, par value $0.01, of Holdings (the "Holdings Common Stock") in connection with the recapitalization of Y&R NY and the Partnership (such investment and recapitalization and the other transactions contemplated by the Contribution Agreement being referred to herein as the "Recapitalization Transactions");

                  WHEREAS, as part of the Recapitalization Transactions, (a) certain individuals have entered into Stock Subscription Agreements (as defined in the Contribution Agreement) pursuant to which such individuals (i) subscribed for shares of Holdings Common Stock, and (ii) agreed to deposit such shares of Holdings Common Stock in the Management Voting Trust and (b) all stockholders of Holdings have agreed concurrently with the closing of the Recapitalization Transactions to enter into a Stockholders' Agreement in the form of Exhibit 9 to the Contribution Agreement (the "Stockholders' Agreement");

                  WHEREAS, immediately following the closing of the acquisition of shares of Holdings Common Stock under the Contribution Agreement and the Stock Subscription Agreements, Holdings will be merged with and into Y&R NY (the "Holdings Merger"), with Y&R NY as the surviving corporation in such merger, and all outstanding shares of Holdings Common Stock will become shares of common stock, par value $.25 per share, of Y&R NY ("Y&R NY Common Stock");

                  WHEREAS, following the Holdings Merger, upon the terms and subject to the conditions set forth in the Contribution Agreement, Y&R NY will be merged with and into Y&R DEL (the "Y&R DEL Merger"), with Y&R DEL as the surviving corporation in such merger, and all outstanding shares of Y&R NY Common Stock will become shares of common stock, par value $0.01 per share of Y&R DEL ("Y&R DEL Common Stock") (Holdings, and its successors by merger, Y&R NY and Y&R DEL, upon the occurrence of such mergers, are referred to collectively herein as the "Company", and the shares of Holdings Common Stock which become shares of Y&R NY Common Stock and then become
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shares of Y&R DEL Common Stock, upon the occurrence of such mergers, are hereinafter referred to collectively as "Common Stock");

                  WHEREAS, the Company, the HFCP Investors and the Management Voting Trust wish to make certain arrangements with respect to the rights of the parties hereto to dispose of the Common Stock in public offerings of the Common Stock; and

                  WHEREAS, the execution and delivery of this Agreement is a material inducement and consideration to the HFCP Investors to enter into the Contribution Agreement and the Management Investors to enter into the Subscription Agreements, and each of them to consummate the Recapitalization Transactions contemplated by such agreements and the other agreements related thereto.

                  NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties, and covenants set forth in this Agreement, the Contribution Agreement, the Subscription Agreements and the Stockholders' Agreement, the HFCP Investors, the Management Voting Trust and the Company hereby agree as follows:


                                    ARTICLE 1

                                   DEFINITIONS

                  Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings set forth in the Contribution Agreement. The following capitalized terms shall have the following definitions:

                           "Adverse Disclosure" means public disclosure of material non-public information relating to a Significant Transaction, which disclosure (i) would, in the good faith judgment of the Board of Directors of the Company (the "Board"), after consultation with outside counsel, be required to be made in any registration statement filed with the Commission by the Company so that such registration statement would not be materially misleading; (ii) would not, in the good faith judgment of the Board, after consultation with outside counsel, be required to be made but for the filing of such a registration statement; and (iii) could, in the good faith judgment of the Board, have a material adverse effect on the Company's ability to complete such Significant Transaction, or on the terms upon which such Significant Transaction can be completed.

                           "Agreement" has the meaning set forth in the Preamble.

                           "Available Portion" has the meaning set forth in
         Section 3.2(b).

                           "Commission" means the Securities and Exchange Commission.

                           "Company Indemnitee" has the meaning set forth in
         Section 5.2.

                           "Company Registration" has the meaning set forth in
         Section 3.1.

                           "Contribution Agreement" has the meaning set forth in the Recitals.


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                           "Demand Registration" has the meaning set forth in
         Section 2.1.

                           "HFCP" has the meaning set forth in the Preamble hereof.

                           "HFCP Investors" has the meaning set forth in the Preamble.

                           "Holdings" has the meaning set forth in the Preamble.

                           "Holdings Common Stock" has the meaning set forth in the Recitals.

                           "Holdings Merger" has the meaning set forth in the Recitals.

                           "Initial Public Offering" has the meaning set forth in the Stockholders' Agreement.

                           "Management Voting Trust" has the meaning set forth in the Preamble.

                           "Partnership" has the meaning set forth in the Recitals.

                           "Permitted Transfer" has the meaning set forth in the Stockholders' Agreement.

                           "Piggyback Notice" has the meaning set forth in
         Section 3.1.

                           "Recapitalization Transactions" has the meaning set forth in the Recitals.

                           "Register," "Registered" and "Registration" refer to a registration effected by the preparing and filing of a registration statement on an appropriate form with the Commission in compliance with the Securities Act.

                           "Registrable Shares" means shares of Common Stock acquired by the HFCP Investors and/or their Affiliates, the Management Voting Trust, or, in either case, their transferees in a Permitted Transfer from time to time pursuant to the terms, and not in violation, of the Contribution Agreement, the HFCP Option Agreements, the Subscription Agreements, the Stock Option Plan, the Restricted Stock Plan, and the Stockholders' Agreement. All Registrable Shares shall cease to be Registrable Shares (a) when sold to a third party in a registered public offering or in accordance with Rule 144 promulgated by the Commission under the Securities Act, or (b) when held by holders who are not Affiliates of the Company who are permitted to sell shares in accordance with Rule 144(k); provided that, in connection with the first Demand Registration requested by the Management Voting Trust subsequent to an Initial Public Offering, Registrable Shares shall include all shares of Common Stock to be sold by the Management Voting Trust to permit Management Investors to pay taxes as a result of the exercise by such Management Investors of Roll-Over Options or Executive Options or the vesting of Restricted Stock awarded to such Management Investors, whether or not such shares are eligible to be sold pursuant to Rule 144(k).


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                           "Registration Expenses" means all expenses, except
         Selling Expenses, incurred by the Company in complying with this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration, expenses of all marketing and promotional efforts reasonably requested by the managing underwriter and the reasonable fees and reasonable disbursements of one counsel for the selling stockholders.

                           "Registration Notice" has the meaning set forth in
         Section 3.1.

                           "Securities Act" means the Securities Act of 1933, as amended, and the regulations promulgated thereunder.

                           "Selling Expenses" means all underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of the Registrable Shares.

                           "Significant Transaction" means a pending or imminent material acquisition, disposition, or other business combination or divestiture, or financing, transaction.

                           "Stockholders' Agreement" has the meaning set forth in the Recitals.

                           "Y&R DEL" has the meaning set forth in the Preamble.

                           "Y&R DEL Merger" has the meaning set forth in the Recitals.

                           "Y&R NY" has the meaning set forth in the Preamble.

                           "Y&R NY Common Stock" has the meaning set forth in the Recitals.


                                    ARTICLE 2

                              DEMAND REGISTRATIONS

                  Section 2.1 Request for Registration. At any time and from time to time after the earlier to occur of the sixth anniversary of the Closing and the Initial Public Offering, (a) the HFCP Investors may request that the Company effect the registration of Registrable Shares, and (b) the Management Voting Trust may request that the Company effect the registration of such number of Registrable Shares as is necessary to permit Management Investors to pay taxes as a result of the exercise by such Management Investors of Rollover Options or Executive Options or the vesting of Restricted Stock awarded to such Management Investors; provided, however, that in the case of the Management Voting Trust no such request shall be made without the consent of the Company (any such request permitted under clauses (a) or (b), a "Demand Registration"). Upon receipt of such demand, the Company shall use its best efforts to effect such Demand Registration as soon as practicable and, in any event, to file within 60 days of receipt of such request, a registration statement under the 1933 Act covering the Registrable Securities subject to such request, subject to


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the limitations set forth in Section 2.2. The Company may include in any Demand
Registration any other shares of Common Stock (including issued and outstanding shares of Common Stock as to which the holders thereof have contracted with the Company for "piggyback" registration rights) so long as the inclusion in such registration of such shares will not, in the reasonable judgment of the managing underwriter(s), if any, interfere with the timing, pricing or marketing in accordance with the intended method of sale or other disposition of all the Registrable Shares sought to be registered. If it is determined as provided above that there will be such interference, the shares of Common Stock sought to be included pursuant to such piggyback registration rights shall be excluded to the extent deemed appropriate by the managing underwriter(s).

                  Section 2.2 Limitations on Demand Registrations. Subject to
Section 2.4, the Company's obligation to effect a Demand Registration requested pursuant to Section 2.1 shall be subject to the following limitations:

                           (a) The Company shall not be required to effect any Demand Registration unless the expected aggregate market value of the shares of Common Stock to be offered is at least $100 million.

                           (b) The Company shall not be required to effect any Demand Registration (i) by the HFCP Investors within 6 months of the effectiveness of a Registration of Registrable Shares registered pursuant to the previous Demand Registration effected by the Company pursuant to a demand by the HFCP Investors, and (ii) by the Management Voting Trust within 6 months of the effectiveness of a Registration of Registrable Shares registered pursuant to the previous Demand Registration effected by the Company pursuant to a demand by the Management Voting Trust.

                           (c) The Company may defer its obligations to effect a Demand Registration if, in the good faith judgment of the Board, filing a registration statement with the Commission at the time a Demand Registration is requested would require Adverse Disclosure, provided that such deferral may not extend beyond the earlier to occur of (i) 60 days after the date upon which such filing would otherwise be required pursuant to Section 2.1, or (ii) the date that filing of a registration statement with the Commission would not require disclosure that would constitute Adverse Disclosure therein.

                           (d) The Company shall not be required to effect more than four (4) Demand Registrations by the HFCP Investors on the one hand and two (2) Demand Registrations on behalf of the Management Investors.

                  A Demand Registration shall not be deemed to have been effected, nor shall it be sufficient to reduce the number of Demand Registrations available to the HFCP Investors or the Management Investors, as the case may be, unless the registration statement becomes effective pursuant to the 1933 Act; provided that no Demand Registration shall be deemed to have been effected, nor shall it reduce the number of Demand Registrations available under this Section 2.2, if (i) such registration is interfered with by any stop order, injunction or other order or requirement of the Securities and Exchange Commission (the "Commission") or other governmental authority for any reason other than an act or omission of the holder making the request for such registration; (ii) the conditions to closing


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specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied by the Company other than by reason of an act or omission by the holder making the request for such registration; or (iii) the holder making the request for such registration shall have withdrawn such request for registration on the basis that there has been a material adverse change in the business, condition or prospects of the Company or in general market conditions from that known to the holder making the request for such registration at the time of the request which makes the proposed offering unwarranted in the good faith judgment of such holder.

                  Section 2.3 Holdback. Subject to Section 2.4, if requested (pursuant to a timely written notice) by the managing underwriter(s) of an underwritten offering of shares of Common Stock or the initial purchaser(s) in any offering of shares of Common Stock being resold pursuant to Rule 144A under the Securities Act by the Company, the HFCP Investors and the Management Voting Trust shall agree on the same terms applicable to officers and directors of the Company not to effect any public sale or distribution of any of the Registrable Shares (other than (a) shares to be sold in such offering or (b) shares transferred to the Company or the HFCP Investors pursuant to the Stockholders' Agreement as to which notice of a put or call has been given) for a period of up to 180 days following and 15 days prior to the date of the final prospectus contained in the registration statement filed in connection with such offering.

                  Section 2.4 Minimum Sale Availability. The limitations on the Company's obligations to effect Demand Registrations set forth in Section 2.2(c) and the obligation of the HFCP Investors and the Management Voting Trust under
Section 2.3 shall not be applicable to the HFCP Investors or the Management Voting Trust to the extent that such limitations would result in the HFCP Investors or the Management Voting Trust, as the case may be, not having a period of at least 180 consecutive days within any 12-month period during which Registrable Shares are not prevented from being sold by the HFCP Investors or the Management Voting Trust, as the case may be, under a Registration effected pursuant to the provisions hereof, by reason of Sections 2.2(c) or 2.3.

                  Section 2.5 Selection of Underwriter. Any Demand Registration and related offering shall be managed by the HFCP Investors or the Management Voting Trust as follows: subject to the approval of the Company (which shall not be unreasonably withheld), the party exercising the Demand Registration right (the HFCP Investors or the Management Voting Trust, as the case may be) shall have the right to select the managing underwriter(s) for such offering and shall, in consultation with the managing underwriter(s) have the right to determine the aggregate number of Registrable Shares to be included in such registration and offering (subject to applicable limitations set forth herein), the offering price per Registrable Share, the underwriting discounts and commissions per Registrable Share, the terms of the underwriting agreement, the timing of the registration and related offering (subject to applicable limitations set forth herein), counsel to the party exercising such Demand Registration right, and all other administrative matters related to the registration and related offering. The Company shall enter into an underwriting agreement in customary form with the underwriter(s) selected by the HFCP Investors or the Management Voting Trust, as the case may be, and shall enter into such other customary agreements and take all such other customary actions as may reasonably be requested to facilitate the disposition of the Registrable Shares.


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                                    ARTICLE 3

                             PIGGYBACK REGISTRATIONS

                  3.1 Request for Registration. At any time that the Company proposes to register any Common Stock for sale solely for cash, for its own account, for the account of a stockholder or stockholders, or both (a "Company Registration"), the Company shall give the HFCP Investors and the Management Voting Trust written notice of its intention to do so and of the intended method of sale (the "Registration Notice") not fewer than 25 days prior to the anticipated filing date of the registration statement effecting such Company Registration. The HFCP Investors and the Management Voting Trust may request inclusion of any Registrable Shares in such Company Registration by delivering to the Company, within 15 days after receipt of the Registration Notice, a written notice (the "Piggyback Notice") stating the number of Registrable Shares proposed to be included (provided that, in the case of the Management Voting Trust, the number of Registrable Shares shall be limited to the number necessary to permit Management Investors to pay taxes as a result of the exercise by such Management Investors of Rollover Options or Executive Options or the vesting of Restricted Stock awarded to such Management Investors) and that such shares are to be included in any underwriting only on the same terms and conditions as the shares of Common Stock otherwise being sold through underwriters under such Registration. The Company shall use its best efforts to cause all Registrable Shares specified in the Piggyback Notice to be included in the Company Registration and any related offering, all to the extent requisite to permit the sale by the HFCP Investors and the Management Voting Trust, as the case may be, of such Registrable Shares in accordance with the method of sale applicable to the other shares of Common Stock included in the Company Registration.

                  3.2 Limitations on Piggyback Registrations. The Company's obligation to include Registrable Shares in the Company Registration pursuant to
Section 3.1 shall be subject to the following limitations:

                           (a) The Company shall not be obligated to include any Registrable Shares in a registration statement (i) filed on Form S-4 or Form S-8 or such other similar successor forms then in effect under the Securities Act, (ii) pursuant to which the Company is offering to exchange its own securities, or (iii) relating solely to dividend reinvestment plans.

                           (b) If the managing underwriter(s), if any, of an offering related to the Company Registration determines in its reasonable judgment that marketing factors require a limitation of the number of shares of Common Stock that can be included in such offering, the managing underwriter(s) may exclude the appropriate number of shares of Common Stock held by the stockholders of the Company, including the HFCP Investors and the Management Voting Trust, from such registration. If the managing underwriter(s) determines to exclude from such offering any Registrable Shares that the HFCP Investors or the Management Voting Trust desire to include, or any shares of Common Stock that other Company stockholders with applicable registration rights desire to include, the HFCP Investors, the Management Voting Trust and such other Company stockholders, if any (except for such person or persons, if any, upon whose demand such Registration is being made) shall share pro rata in the portion of such offering available to them (the "Available Portion"),


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         with the HFCP Investors, the Management Voting Trust and each such other Company stockholder (if any) entitled to include in such Company Registration and related offering a number of shares of Common Stock equal to the product of (i) the Available Portion and (ii) a fraction, the numerator of which is the total number of Registrable Shares (in the case of the HFCP Investors and the Management Voting Trust) or shares of Common Stock entitled to inclusion in such Company Registration (if any) (in the case of other Company stockholders desiring inclusion), and the denominator of which is the total of the number of Registrable Shares plus the number of shares of Common Stock entitled to inclusion in such Company Registration owned by the Company stockholders, other than the HFCP Investors and Management Voting Trust, desiring inclusion.

                  3.3 Selection of Underwriter. Any Company Registration and related offering shall be managed by the Company; the Company shall have the power to select the managing underwriter(s) for such offering, and shall in consultation with the managing underwriter(s) have the power to determine the offering price, the underwriting discounts and commissions, the terms of the underwriting agreement, the timing of the registration and related offering, counsel to the Company, and all other administrative matters related to the registration and related offering. To the extent that the HFCP Investors or the Management Voting Trust participates in a Company Registration and related offering pursuant to Section 3.1, the HFCP Investors and the Management Voting Trust, as the case may be, shall enter into, and sell their Registrable Shares only pursuant to, the underwriting arranged by the Company, and shall either commit to attend the closing of the offering and take such other actions as may be reasonably necessary to effect the HFCP Investors' and Management Voting Trust's respective participation in the offering and to provide any assurances reasonably requested by the Company and the managing underwriter(s) in that regard, or shall deliver to the Company in custody certificates representing all Registrable Shares to be included in the registration and shall execute and deliver to the Company a custody agreement and a power of attorney, each in form and substance appropriate for the purpose of effecting the HFCP Investors' and Management Voting Trust's respective participation in the Company Registration and related offering and otherwise reasonably satisfactory to the Company. If the HFCP Investors or the Management Voting Trust disapproves of the features of the Company Registration and related offering, the HFCP Investors or the Management Voting Trust, as the case may be, may elect to withdraw therefrom (in whole or part) by written notice to the Company and the managing underwriter(s) delivered no later than three (3) days prior to the effectiveness of the applicable registration statement and the Registrable Shares of the HFCP Investors or the Management Voting Trust, as the case may be, shall thereupon be withdrawn from such registration.

                  3.4 Other Registration Rights. Notwithstanding anything in this Article 3 to the contrary, the HFCP Investors and the Management Voting Trust shall be entitled to participate in any Company Registration and related offering upon terms at least as favorable as those upon which any other Company stockholder is entitled to participate therein, subject to Section 3.2(b).


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                                    ARTICLE 4

                      REGISTRATION PROCEDURES AND EXPENSES

                  4.1 Registration Procedures. If and whenever the Company is required pursuant to this Agreement to use its best efforts to effect the registration of any of the Registrable Shares, the HFCP Investors and the Management Voting Trust shall furnish in writing such information regarding the HFCP Investors and their Affiliates and the Management Voting Trust, respectively, the Registrable Shares being registered and offered, and the intended method of distribution of such Registrable Shares as is reasonably requested by the Company for inclusion in the registration statement relating to such offering pursuant to the Securities Act and the rules of the Commission thereunder, and the Company shall, as expeditiously as reasonably practicable:

                           (a) prepare and file with the Commission a registration statement (including a prospectus therein) with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for such period as may be necessary to permit the successful marketing of such securities, but not exceeding 120 days for an offering in connection with a Demand Registration, or, with regard to an offering in connection with a Company Registration, for the period associated with such offering;

                           (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith and use its best efforts to cause each such amendment to become effective, as may be necessary to comply with the Securities Act and the rules of the Commission thereunder; and to keep such registration statement effective for that period of time specified in Section 4.1(a);

                           (c) furnish to the HFCP Investors and the Management Voting Trust such number of prospectuses and preliminary prospectuses in conformity with the requirements of the Securities Act, and such other documents as the HFCP Investors or the Management Voting Trust may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares being sold;

                           (d) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering (with each stockholder participating in such underwriting also entering into and performing its obligations under such an agreement, including furnishing any opinion of counsel or entering into a lock-up agreement pursuant to Section 2.3 reasonably requested by the managing underwriter);

                           (e) notify each holder of Registrable Shares promptly, and, if requested by such holder, confirm such advice in writing, (i) when a registration statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of the issuance by the Commission or any other securities authority of any stop order, injunction or other order or requirement suspending the effectiveness of a registration statement or the initiation of any proceedings for that purpose, (iii) if, between the effective date of a registration statement


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
         and the closing of any sale of securities covered thereby pursuant to any agreement to which the Company is a party, the representations and warranties of the Company contained in such agreement cease to be true and correct in all material respects or if the Company receives any notification with respect to the suspension of the qualification of the Registrable Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose or (iv) of the happening of any event during the period a registration statement is effective as a result of which such registration statement or the related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and use all reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement at the earliest possible time;

                           (f) upon written request by any underwriters of the offering, and subject to applicable rules and guidelines, cause its certified public accountants and attorneys, as applicable, to furnish to the HFCP Investors or the Management Voting Trust, as the case may be, a signed counterpart, addressed to the HFCP Investors or the Management Voting Trust, as the case may be, and the underwriters, if any, of (i) a letter from the independent certified public accountants of the Company in the form customarily furnished to underwriters in firm commitment underwritten offerings providing substantially that such accountants are independent certified public accountants within the meaning of the Securities Act and that in the opinion of such accountants, the financial statements and other financial data of the Company included in the registration statement and the prospectus, and any amendment or supplement thereto, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and additionally covering such other financial matters (including information as of the date of such letter) with respect to the registration in respect of which such letter is being given as the underwriters may reasonably request; and (ii) an opinion of outside legal counsel to the Company, dated the effective date of the registration statement, covering substantially the same matters with respect to the registration statement and the prospectus included therein as are customarily covered (at the time of such registration) in the opinions of issuer's counsel delivered to the underwriters in comparable underwritten public offerings;

                           (g) use its best efforts to register or qualify the Registrable Shares covered by such registration statement under the securities or blue sky laws of such jurisdictions as the HFCP Investors or the Management Voting Trust, as the case may be, or their underwriters, if any, shall reasonably request, and do any and all other acts and things which may be necessary or desirable to consummate the disposition of the securities in such jurisdiction; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject, or subject the Company to any tax in any such jurisdiction where it is not then so subject;

                           (h) use its best efforts to list the Registrable Shares on the principal securities exchange on which shares of Common Stock are then listed or (if not listed on an exchange) seek approval for quotation of the Registrable Shares on the automated quotation system through which shares of Common Stock are then quoted or, if the shares of Common Stock are neither listed or quoted at such time, shall seek such listing or quotation on such exchange or through such quotation system as shall be selected by the Company;

                           (i) provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such registration statement;

                           (j) make available for inspection by the HFCP Investors and the Management Investors and their respective attorneys, and any participating underwriter, accountant or other agent retained by the HFCP Investors or the Management Voting Trust and any participating underwriter in a Demand Registration, all financial and other records, pertinent documents and properties of the Company, and cause the Company's Affiliates, employees, and agents to (i) supply all information, (ii) otherwise use their best efforts to obtain all legal opinions, auditors' consents and comfort letters and (iii) participate in such road shows and similar marketing efforts, in each case as may reasonably requested by the HFCP Investors or the Management Voting Trust, as the case may be, and any such underwriter, attorney, accountant or agent in connection with the preparation of such registration statement and the sale of such securities.

                  4.2 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that the selling stockholders shall furnish to the Company such information regarding themselves or the Registrable Shares held by them, and the intended method of disposition of such securities, as shall be reasonably requested by the Company in order to effect the registration of their Registrable Shares.

                  4.3 Expenses. The Company shall pay all Registration Expenses, except as may be required to update any registration statement kept effective for more than the period of time required by Section 4.1(a). The HFCP Investors and the Management Voting Trust shall pay all Selling Expenses in proportion to the number of Registerable Shares each is selling in the given registered sale.


                                    ARTICLE 5

                                 INDEMNIFICATION

                  Section 5.1 Indemnification by the Company. In the event of a registration of any Registrable Shares pursuant to this Agreement, the Company shall indemnify and hold harmless each seller of Registrable Shares who is an HFCP Investor or a Permitted Transferee of an HFCP Investor holding Registrable Shares, and each person, if any, who controls such seller, and each officer, director, employee and advisor of each of the foregoing (each a "Seller Indemnitee"), against any expenses, losses, claims, damages or liabilities, joint or several, to which such Seller Indemnitee may become subject under the Securities Act, any other securities law or otherwise, including any of the foregoing incurred in settlement of any litigation, commenced or threatened, insofar as such expenses, losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such shares are registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, any summary prospectus used in connection with any securities being registered, or any amendment or supplement thereto; or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (subject to Section 5.4) shall reimburse each such Indemnitee for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such expense, loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, said preliminary prospectus or said prospectus or summary prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of the HFCP Investors or any underwriter specifically for use in the preparation thereof; and provided, further, that if any expenses, losses, claims, damages or liabilities arise out of or are based upon an untrue statement, alleged untrue statement, omission or alleged omission contained in any preliminary prospectus which did not appear in the final prospectus, the Company shall not have any liability with respect thereto to any Seller Indemnitee if any Seller Indemnitee delivered a copy of the preliminary prospectus to the person alleging such expenses, losses, claims, damages or liabilities and failed to deliver a copy of the final prospectus as amended or supplemented if it has been amended or supplemented and if such final prospectus was made available to it for such delivery, to such person at or prior to the written confirmation of the sale to such person.

                  Section 5.2 Indemnification by the HFCP Investors. In the event of a registration of any Registrable Shares pursuant to this Agreement, the HFCP Investors shall jointly and severally indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company and each underwriter and each person who controls any underwriter within the meaning of the Securities Act (each a "Company Indemnitee"), against any and all such expenses, losses, claims, damages or liabilities referred to in Section 5.1 if the statement, alleged statement, omission or alleged omission in respect of which such expense, loss, claim, damage or liability is asserted was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of an HFCP Investor which is a holder of Registrable Shares specifically for use in connection with the preparation of such registration statement, preliminary prospectus, prospectus, summary prospectus, amendment or supplement; provided, however, that if any expenses, losses, claims, damages or liabilities arise out of or are based upon an untrue statement, alleged untrue statement, omission or alleged omission contained in any preliminary prospectus which did not appear in the final prospectus, the HFCP Investors shall not have any such liability with respect thereto to any Company Indemnitee if any Company Indemnitee delivered a copy of the preliminary prospectus to the person alleging much expenses, losses, claims, damages or liabilities and failed to deliver a copy of the final prospectus, as amended or supplemented if it has been amended or supplemented and if such final prospectus was made available to it for such delivery, to such person at or prior to the written confirmation of the sale to such person.

                  Section 5.3 Contribution. If the indemnification provided for in Sections 5.1 or 5.2 above is unavailable to an indemnified party in respect of any losses, claims, damages or liabilities referred to therein, then in lieu of indemnifying such indemnified party thereunder, the indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified parties on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party, or by the indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The parties agree that it would not be just and equitable if contribution pursuant to this Article 5 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities or actions in respect thereof referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Article 5, no holder of Registrable Shares (other than a person who controls the Company within the meaning of the Securities Act) shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Shares sold by it exceeds the amount of any damages which such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  Section 5.4 Indemnification Procedures. (a) Promptly after receipt by an indemnified party of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this Article 5 or to the extent that it has not been prejudiced as a proximate result of such failure. In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the Company, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party or parties). Upon the permitted assumption by the indemnifying party of the defense of such action, and approval by the indemnified party of counsel, the indemnifying party shall not be liable to such indemnified party under this Article 5 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof (other than reasonable costs or investigation) unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence, (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time, (iii) the indemnifying party and its counsel do not actively and vigorously pursue the defense of such action or (iv) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

                  (b) No indemnifying party shall consent to entry of judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim. No indemnifying party shall be liable for any settlement of any action or proceeding entered into without its prior consent, which consent shall not be unreasonably withheld.


                                    ARTICLE 6

                                  MISCELLANEOUS

                  6.1 Remedies. The Company agrees that monetary damages (including the liquidated damages contemplated hereby) would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agree to waive the defense in any action for specific performance that a remedy at law would be adequate.

                  6.2 No Inconsistent Agreements. The Company has not and will not on or after the date of this Agreement enter into any agreement with respect to the Common Stock that is inconsistent with the rights granted to the HFCP Investors and the Management Voting Trust in this Agreement or otherwise conflicts with the provisions hereof. In particular, the Company covenants and agrees that, so long as any stockholder holds any Registrable Shares in respect of which any of its rights of registration provided for in this Agreement shall continue, the Company shall not, directly or indirectly, grant to any person or entity or agree to or otherwise become obligated in respect of any rights of registration of securities of the Company with priority over those set forth in this Agreement without the prior written consent of such stockholders. The rights granted to the HFCP Investors and the Management Voting Trust hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's Common Stock under any agreement in effect on the date hereof.

                  6.3 Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless the Company has obtained the written consent of the HFCP Investors and the Management Voting Trust.

                  6.4 Notices. (a) All notices and other communications provided for or permitted hereunder shall be made in the manner provided for and to the respective addresses specified in, or updated pursuant to, Section 10.3 of the Contribution Agreement.

                  (b) Whenever this Agreement contemplates delivery to, or action (such as consent, approval or waiver) by (i) the HFCP Investors or their permitted transferees, delivery to, or action (evidenced in writing) by, the Ultimate General Partner shall bind the HFCP Investors or (ii) the Management Voting Trust or its permitted transferees, delivery to, or action (evidenced in writing) by the Voting Trustee representative (set forth in Section 6.11(a) of the Stockholders' Agreement) shall bind the Management Voting Trust. Whenever the consent, approval or waiver of the HFCP Investors or the Management Voting Trust is required under this Agreement such Person agrees to act with reasonable promptness to either grant or deny such request following receipt of written notice of such request in accordance with this Section.

                  6.5 Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties without the need for an express assignment.
Without limiting the foregoing:

                  (a) The registration rights of the HFCP Investors and the Management Voting Trust under this Agreement may be transferred to any transferee who acquires Registrable Securities in a Transfer permitted under the Stockholders' Agreement, provided; however, that the Company is given written notice by the transferor at the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which the rights under this Agreement are being assigned and provided further that the transferee agrees in writing to acquire and hold such securities subject to the provisions of this Agreement as if such transferee were the transferor thereof.

                  (b) The provisions of this Agreement shall apply, to the full extent set forth herein with respect to the Registrable Shares, to any and all securities or capital stock of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for, or in substitution of such Registrable Shares, by reason of any dividend, split, issuance, reverse split, combination, recapitalization, reclassification, merger, consolidation or otherwise.

                  6.6 Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  6.7 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  6.8 Governing Law. Except as otherwise specified herein, this Agreement and all disputes hereunder shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware (without regard to conflicts of law principles); provided that with respect to all covenants and agreements which require performance prior to the Y&R DEL Merger, then this Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York (without regard to conflicts of law principles).

                  6.9 Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                6.10 Entire Agreement. This Agreement together with the Contribution Agreement (and the other agreements listed as exhibits thereto) is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein, and supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                6.11 Termination. This Agreement shall terminate upon the earlier to occur of the fifteenth anniversary of the date hereof and the date on which there are no longer any Registrable Shares outstanding.

                  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Registration Rights Agreement as of the date first above written.

                         YOUNG & RUBICAM INC.,
                         a New York corporation


                         By /s/ Stephanie W. Abramson
                            ----------------------------------------------------
                            Name:   Stephanie W. Abramson
                            Title:  Executive Vice President and General Counsel



                         YOUNG & RUBICAM HOLDINGS INC.


                         By /s/ Stephanie W. Abramson
                            ----------------------------------------------------
                            Name:   Stephanie W. Abramson
                            Title:  Secretary and Assistant Treasurer



                         YOUNG & RUBICAM INC.,
                         a Delaware corporation


                         By /s/ Stephanie W. Abramson
                            ----------------------------------------------------
                            Name:   Stephanie W. Abramson
                            Title:  Secretary and Assistant Treasurer

                                    HELLMAN & FRIEDMAN CAPITAL
                                      PARTNERS III, L.P.
                                    By its General Partner,
                                      H&F Investors III
                                    By its Managing General Partner,
                                      Hellman & Friedman Associates
                                      III, L.P.
                                    By its Managing General Partner,
                                      H&F Investors III, Inc.


                                    By /s/ Philip U. Hammarskjold
                                       -------------------------------
                                       Name:    Philip U. Hammarskjold
                                       Title:   Vice President



                                    H&F ORCHARD PARTNERS III, L.P.
                                    By its General Partner,
                                      H&F Investors III
                                    By its Managing General Partner,
                                      Hellman & Friedman Associates III, L.P.
                                    By its Managing General Partner,
                                      H&F Investors III, Inc.


                                    By: /s/ Philip U. Hammarskjold
                                        -------------------------------
                                        Name:    Philip U. Hammarskjold
                                        Title:   Vice President



                                    H&F INTERNATIONAL PARTNERS III, L.P.
                                    By its General Partner,
                                      H&F Investors III
                                    By its Managing General Partner,
                                      Hellman & Friedman Associates
                                      III, L.P.
                                    By its Managing General Partner,
                                      H&F Investors III, Inc.


                                    By: /s/ Philip U. Hammarskjold
                                        -------------------------------
                                        Name:    Philip U. Hammarskjold
                                        Title:   Vice President

                                    YOUNG & RUBICAM MANAGEMENT VOTING TRUST



                                    By /s/ Stephanie W. Abramson
                                       ------------------------------
                                       Name:  Stephanie W. Abramson,
                                              as Voting Trustee Representative



                                    AMERICAN MEDIA MANAGEMENT, INC.


                                    By /s/ Philip U. Hammarskjold
                                       ------------------------------
                                       Philip U. Hammarskjold,
                                       as attorney in fact



                                    H. Irving Grousbeck


                                    By /s/ Philip U. Hammarskjold
                                       ------------------------------
                                       Philip U. Hammarskjold,
                                       as attorney in fact